SWA-PA-03729 1 SA-21 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENT NO. 21 to PURCHASE AGREEMENT NO. 03729 between THE BOEING COMPANY and SOUTHWEST AIRLINES CO. Relating to Boeing Model 737-8 and 737-7 Aircraft THIS SUPPLEMENTAL AGREEMENT NO. 21 (SA-21), entered into as of December 19, 2023, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer). RECITALS: WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA- 03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-21 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; WHEREAS, Customer has previously notified Boeing of the exercise of (i) seven (7) Original Option Aircraft and one (1) 2020 Option Aircraft (Exercised Option Aircraft) pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106474R8, entitled “Option Aircraft” and (ii) concurrent model substitution pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” as follows: (i) three (3) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in February 2025; and (ii) four (4) Original Option Aircraft and one (1) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in March 2025; [***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729 2 SA-21 BOEING PROPRIETARY WHEREAS, Customer and Boeing agree to the model substitution from model 737-7 to model 737-8, pursuant to the terms of Letter Agreement No. SWA-PA-03729- LA-2202855R3 entitled “2023/2024 MAX Production Plan”, of three (3) Aircraft (Substituted Aircraft) as follows: two (2) April 2025 accelerated to November 2024, and (1) May 2025 accelerated to November 2024 for delivery. WHEREAS, Customer and Boeing agree to amend the Purchase Agreement terms to include Letter Agreement entitled [***]; WHEREAS, Customer and Boeing agree to reschedule the deliveries of certain 737-8 Aircraft as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft; and WHEREAS, Customer and Boeing agree to reschedule the deliveries of certain 737-7 Aircraft as identified in Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft; NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows: 1. TABLE OF CONTENTS. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-21 and is identified by “SA-21”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference. 2. TABLES. Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-21”) attached hereto and incorporated into the Purchase Agreement by this reference. Table 1A has been updated to accelerate three (3) 2025 deliveries to November 2024 and add three (3) substituted and accelerated Aircraft, with a 2025 delivery accelerated to November 2024. Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-21") attached hereto and incorporated into the Purchase Agreement by this reference. Table 1B has been updated to add eight (8) Exercised Option Aircraft, and converted three (3) substituted and accelerated Aircraft, with a 2025 delivery accelerated to November 2024. Attachment 1-A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-A (identified by "SA-21") attached hereto and incorporated into the Purchase Agreement by

SWA-PA-03729 3 SA-21 BOEING PROPRIETARY this reference. Attachment 1A has been updated to remove seven (7) Exercised Option Aircraft, with deliveries in February and March 2025. Attachment 1-B, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-B (identified by "SA-21") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1B has been updated to remove one (1) Exercised Option Aircraft, with a delivery in March 2025. 3. LETTER AGREEMENTS. 3.1. Letter Agreement No. SWA-PA-03729-LA-2202855R2 entitled “2023/2024 MAX Production Plan”, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2202855R3 entitled “2023/2024 MAX Production Plan”. Letter Agreement No. SWA-PA-03729-LA-2202855R3 has been updated to add three (3) 737-7 Aircraft conversions with deliveries in November 2024. 3.2. Letter Agreement SWA-PA-03729-LA-2307230 entitled [***], is added to and incorporated into the Purchase Agreement by this reference. Letter Agreement SWA-PA-03729-LA-2307230 identifies [***]. 4. SA-21 [***] IMPACT. 4.1. Due to Customer’s prior exercise of the Exercised Option Aircraft, Customer [***] according to the terms of the Purchase Agreement. Customer agrees to [***] in accordance with the terms of the Purchase Agreement. [***] 4.2. As it relates to the Substituted Aircraft, Customer and Boeing agree [***]. Customer agrees to continue [***] in accordance with the terms of the Purchase Agreement. 5. Miscellaneous. 5.1. The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Letter Agreements or other documents that are listed in the sections above are incorporated into this SA-21 by reference.

SWA-PA-03729 4 SA-21 BOEING PROPRIETARY EXECUTED IN DUPLICATE as of the day and year first above written. THE BOEING COMPANY SOUTHWEST AIRLINES CO. By: /s/ Herbert C. Portillo By: /s/ Jon Stephens Name: Herbert C. Portillo Name: Jon Stephens Its: Attorney-In-Fact Its: VP Fleet Management

SWA-PA-03729 SA-21 Page 1 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES TITLES Article 1 Quantity, Model and Description SA-2 Article 2 Delivery Schedule Article 3 Price Article 4 Payment SA-2 Article 5 Additional Terms TABLE TITLE 1A 737-8 Aircraft Information Table SA-21 1B 737-7 Aircraft Information Table SA-21 EXHIBIT A1 737-8 Aircraft Configuration SA-11 A2 737-7 Aircraft Configuration SA-8 A-3 737-8 Remarket Aircraft Configuration SA-17 B* Aircraft Delivery Requirements and Responsibilities B-1 Remarket Aircraft Technical SA-17 Acceptance and Delivery Requirements and Responsibilities SUPPLEMENTAL EXHIBITS TITLES AE1* Escalation Adjustment/Airframe and Optional Features BFE1 BFE Variables for 737-8 SA-7 BFE2 BFE Variables for 737-7 SA-8 CS1 Customer Support Variables CS1-7MAX Customer Support Variables SA-2 EE1* Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729 SA-21 Page 2 BOEING PROPRIETARY SLP1* Service Life Policy Components LETTER AGREEMENTS TITLES SWA-PA-03729-LA-1106463R3 Open Matters SA-8 SWA-PA-03729-LA-1106464* [***] SWA-PA-03729-LA-1106465* [***] SWA-PA-03729-LA-1106466 [***] SWA-PA-03729-LA-1106467R3 [***] SA-20 SWA-PA-03729-LA-1106468* [***] SWA-PA-03729-LA-1106469R1 [***] SA-2 SWA-PA-03729-LA-1106470R1 [***] SA-2 SWA-PA-03729-LA-1106471R2 Substitute Aircraft SA-12 SWA-PA-03729-LA-1106473R3 [***] SA-20 SWA-PA-03729-LA-1106474R8 Option Aircraft SA-20 Attachment 1-A Original Option Aircraft SA-21 Attachment 1-B 2020 Option Aircraft SA-21 Attachment 1-C 2021 Option Aircraft SA-20 Attachment 1-D 2023 Option Aircraft SA-20 SWA-PA-03729-LA-1106475R6 [***] SA-20 SWA-PA-03729-LA-1106476R2 [***] SA-8 SWA-PA-03729-LA-1106477R1 [***] SA-20 SWA-PA-03729-LA-1106478 [***] SWA-PA-03729-LA-1106479R1 [***] SA-2 SWA-PA-03729-LA-1106480R1 [***] SA-2 SWA-PA-03729-LA-1106481R2 [***] SA-2

SWA-PA-03729 SA-21 Page 3 BOEING PROPRIETARY LETTER AGREEMENTS TITLES SWA-PA-03729-LA-1106482* [***] SWA-PA-03729-LA-1106483* [***] SWA-PA-03729-LA-1106484R3 [***] SA-16 SWA-PA-03729-LA-1106485* [***] SWA-PA-03729-LA-1209080 [***] SA-1 SWA-PA-03729-LA-1210419 [***] SA-1 SWA-PA-03729-LA-1300943 [***] SA-2 SWA-PA-03729-LA-1301168R3 [***] SA-6 SWA-PA-03729-LA-1301170R4 [***] SA-20 SWA-PA-03729-LA-1400371 [***] SA-7 SWA-PA-03729-LA-1503792 Service Ready Operational Validation SA-6 SWA-PA-03729-LA-1500831 [***] SA-7 SWA-PA-03729-LA-1602486R1 [***] SA-12 SWA-PA-03729-LA-2100594R1 737-8 Remarket Production Aircraft SA-17 SWA-PA-03729-LA-2100700R1 737-8 Configuration Matters – Remarket Production Aircraft SA-17 SWA-PA-03729-LA-2100811 [***] SA-12 SWA-PA-03729-LA-2100812R2 [***] SA-20 SWA-PA-03729-LA-2100813 [***] SA-12 SWA-PA-03729-LA-2100814R2 [***] SA-20 SWA-PA-03729-LA-2100819 [***] SA-12 SWA-PA-03729-LA-2100825R2 [***] SA-20 SWA-PA-03729-LA-2100841 [***] SA-12

SWA-PA-03729 SA-21 Page 4 BOEING PROPRIETARY LETTER AGREEMENTS TITLES SWA-PA-03729-LA-2100984R1 [***] SA-20 SWA-PA-03729-LA-2103755 2022/2023 Production Plan SA-16 SWA-PA-03729-LA-2202855R3 2023/2024 MAX Production Plan SA-21 SWA-PA-03729-LA-2304184 [***] SA-20 SWA-PA-03729-LA-2307230 [***] SA-21 * Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2) INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS RESTRICTED LETTER AGREEMENTS Letter Agreement Title Last Updated under SA Current Status SWA-PA-03729- LA-1106472R1 [***] SA-2 Deleted under SA-4 SWA-PA- 01810/03729-LA- 1301169 [***] SA-2 Deleted under SA-4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-P (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(2) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jul-2017 [***] 1 [***] 36929 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42558 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42559 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36979 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36930 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36984 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42567 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42563 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42566 [***] [***] Note 1 [***] [***] [***] [***] [***] Sep-2017 [***] 1 [***] 36934 [***] [***] Note 1 [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42544 [***] [***] [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42570 [***] [***] [***] [***] [***] [***] [***] Nov-2017 [***] 1 [***] 36988 [***] [***] [***] [***] [***] [***] [***] Dec-2017 [***] 1 [***] 42554 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 36989 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 42571 [***] [***] [***] [***] [***] [***] [***] Apr-2018 [***] 1 [***] 42546 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42572 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42547 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 3 [***] 42548, 37019, 42549 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42574 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42575 [***] [***] [***] [***] [***] [***] [***] Sep-2018 [***] 2 [***] 42573, 42576 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 1 [***] 42577 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 4 [***] 37042, 42550, 42551, 37043 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42633 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 1

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Feb-2021 [***] 2 [***] 65437, 65436 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42634 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 36722 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42537 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42641 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65471 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42637 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65438 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 2 [***] 42647, 42661 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65439 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65440 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 2 [***] 42646, 42662 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42536 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42664 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 65473 [***] [***] [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67206 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67205 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67207 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67208 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67209 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67216 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67214 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67213 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67212 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67211 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67210 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67215 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 60223 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67217 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67218 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60226 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60225 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67520 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67521 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67514 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67518 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67519 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67517 [***] [***] Note 6 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 2

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67516 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67513 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67515 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60649 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60652 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60653 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67753 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67754 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67755 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67756 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67757 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67758 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67759 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67762 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67760 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67761 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60187 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60188 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60186 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67775 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67774 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67773 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67782 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67781 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67780 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67779 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67778 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67777 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67776 [***] [***] Note 8 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 60219 [***] [***] Note 6 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67480 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67479 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67477 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67476 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67473 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67472 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67478 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67475 [***] [***] Note 5 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 3

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Sep-2022 [***] 1 [***] 42598 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67474 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67481 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67487 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67785 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67784 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67783 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67512 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67485 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67484 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67482 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67752 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67486 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67751 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67750 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67483 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67493 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67489 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67793 [***] [***] Note 5 Feb-2023 [***] 1 [***] 60650 [***] [***] Note 6 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67492 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67490 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67491 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67488 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67794 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67795 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42600 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67786 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67826 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67825 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42591 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67498 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67497 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67496 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67495 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67471 [***] [***] Note 5 Apr-2023 [***] 1 [***] 67787 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 67494 [***] [***] Note 5 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42657 [***] [***] Note 7 Apr-2023 [***] 1 [***] 42671 [***] [***] Note 7 May-2023 [***] 1 [***] 67470 [***] [***] Note 5 May-2023 [***] 1 [***] 67865 [***] [***] Note 7 May-2023 [***] 1 [***] 67864 [***] [***] Note 7 May-2023 [***] 1 [***] 67863 [***] [***] Note 7 May-2023 [***] 1 [***] 67862 [***] [***] Note 7 May-2023 [***] 1 [***] 67861 [***] [***] Note 7 May-2023 [***] 1 [***] 67860 [***] [***] Note 7 May-2023 [***] 1 [***] 67859 [***] [***] Note 7 May-2023 [***] 1 [***] 67858 [***] [***] Note 7 May-2023 [***] 1 [***] 42679 [***] [***] Note 7 May-2023 [***] 1 [***] 67915 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42678 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42688 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67918 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67917 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42681 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42680 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67967 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67919 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67913 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42684 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67966 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67965 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42683 [***] [***] Note 7 Jul-2023 [***] 1 [***] 68047 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67916 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67914 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67961 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67964 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67962 [***] [***] Note 7 Aug-2023 [***] 1 [***] 42687 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68046 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68118 [***] [***] Note 7 Sep-2023 [***] 1 [***] 42685 [***] [***] Note 7 Sep-2023 [***] 1 [***] 68119 [***] [***] Note 7 Sep-2023 [***] 1 [***] 68117 [***] [***] Note 7 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 5

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42560 [***] [***] Note 9 Oct-2023 [***] 1 [***] 42690 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68048 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68049 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68120 [***] [***] Note 7 Nov-2023 [***] 1 [***] 67963 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68050 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68051 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68116 [***] [***] Note 7 Nov-2023 [***] 1 [***] 42565 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42555 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42562 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42695 [***] [***] Note 9 Dec-2023 [***] 1 [***] 68183 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42689 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42557 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42581 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68206 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68207 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68052 [***] [***] Note 7 Jan-2024 [***] 1 [***] 42686 [***] [***] Note 7 Jan-2024 [***] 1 [***] 68184 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42564 [***] [***] Note 9 Jan-2024 [***] 1 [***] 67469 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42682 [***] [***] Note 7 Jan-2024 [***] 1 [***] 42594 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42568 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42582 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68360 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68359 [***] [***] Note 10 Feb-2024 [***] 1 [***] 42597 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68381 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42693 [***] [***] Note 9 Mar-2024 [***] 1 [***] 42593 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42578 [***] [***] Note 10 Mar-2024 [***] 1 [***] 68382 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42601 [***] [***] Note 10 Apr-2024 [***] 1 [***] 42605 [***] [***] Note 10 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 6

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68457 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68458 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68459 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68628 [***] [***] Note 10 May-2024 [***] 1 [***] 42583 [***] [***] Note 10 May-2024 [***] 1 [***] 42584 [***] [***] Note 10 May-2024 [***] 1 [***] 42585 [***] [***] Note 10 May-2024 [***] 1 [***] 68626 [***] [***] Note 10 May-2024 [***] 1 [***] 68627 [***] [***] Note 10 May-2024 [***] 1 [***] 42611 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42596 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42599 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68629 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68630 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68631 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68632 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68633 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42612 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68891 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42606 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68890 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42617 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68892 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68893 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68894 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68927 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42608 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42619 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42622 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68925 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68926 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68928 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68929 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68931 [***] [***] Note 10 Nov-2024 [***] 1 [***] 42610 [***] [***] Note 10 Nov-2024 [***] 1 [***] 42626 [***] [***] Note 10 Nov-2024 [***] 1 [***] 68932 [***] [***] Note 10 Jan-2027 [***] 1 [***] 42666 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 7

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jan-2027 [***] 1 [***] 36727 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42580 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42541 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42579 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42539 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 65441 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42672 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42673 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 35970 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42669 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42553 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 65445 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 42607 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65442 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65446 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 33941 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42540 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42665 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42674 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65443 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65444 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65842 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 42691 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65467 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65843 [***] [***] Note 3 [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65468 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 42694 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65852 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65844 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65469 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65472 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65470 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65850 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65845 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65447 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65855 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65854 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65448 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 8

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65853 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65851 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42615 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42543 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65847 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65849 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65474 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65857 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65856 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65859 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 36733 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 37034 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 36732 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 38806 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42697 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42699 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65860 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65861 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 38815 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65475 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42538 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42552 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 65858 [***] [***] Note 3 [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42703 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 33940 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35968 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35972 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 36736 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35974 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 38817 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65862 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 35963 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65450 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 35967 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 42542 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 36730 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 65449 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65864 [***] [***] Note 3 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 9

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35971 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35975 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65835 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38805 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38804 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65866 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65451 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 36729 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65863 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65867 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 42648 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65865 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65868 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65869 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65452 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 42650 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65871 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65870 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 42651 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65846 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 42649 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65454 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65848 [***] [***] Note 3 [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65453 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42652 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42653 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65873 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65872 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 42654 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65455 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65456 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42655 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42656 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42670 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65457 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 42658 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65834 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65460 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 10

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65458 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65459 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65836 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65837 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65838 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65839 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 65461 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 66974 [***] [***] Note 4 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65463 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65840 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65841 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65462 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65466 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65465 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65464 [***] [***] [***] [***] [***] [***] [***] Total: 392 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. † [***] *(3.2) [***] *(3.3) [***] Notes: (1) [***] (3) [***] (4) [***] (5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft (7) Substitution of forty-eight (48) 737-7 into 737-8 from SA-18: (10) January 2023 / (10) February 2023 / (10) March 2023 / (10) April 2023 / (8) May 2023. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2202855R1, 2023 MAX Production Plan, for pricing terms and conditions for these (48) substituted Aircraft. (8) Exercise and acceleration of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft and SWA-PA-03729-LA-2103755, entitled 2022/2023 Production Plan (10) Substitution of forty-seven (47) 737-7 into 737-8 from SA-20/SA-21: (4) Nov 2023, (4) Dec 2023, (5) Jan 2024, (6) Feb 2024, (8) Mar 2024, (8) Apr 2024, (8) May, (1) June 2024, and (3) Nov. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R3 *(3.1) [***] (2) [***] (9) Substitution of seventeen (17) 737-7 into 737-8 from SA-19: (3) June 2023, (5) July 2023, (2) August 2023, (4) September 2023 and (3) October 2023. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R1 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-21 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Airframe Model/MTOW: 737-7 177,000 pounds Detail Specification: D019A008SWA17P-1 2Q11 External Fcst Engine Model/Thrust: CFMLEAP-1B27C(1) 26,400 pounds Airframe Price Base Year/Escalation Formula: Jul-11 ECI-MFG/CPI Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42586 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42587 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42588 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42589 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42590 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42561 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42569 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42614 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42620 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42621 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42623 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42627 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42629 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42631 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42602 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42603 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42604 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42609 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42635 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42638 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42642 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42632 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42592 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42595 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67466 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 1

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67465 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67467 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] 42598 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42600 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 2

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67471 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42591 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42657 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42671 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67470 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67865 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67864 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67863 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67862 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67861 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67860 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67859 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67858 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 42679 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67915 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42678 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42688 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67918 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67917 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42681 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42680 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67967 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67919 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67913 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42684 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67966 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67965 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42683 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 68047 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67916 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67914 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67961 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67964 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 3

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67962 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42687 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68046 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68118 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 42685 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68119 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68117 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42690 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42560 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68048 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68049 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68120 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67963 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68050 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68051 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68116 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42565 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42689 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42695 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68183 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42562 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42555 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42557 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42682 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68052 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42686 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 67469 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68184 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42564 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68207 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68206 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42581 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42594 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42568 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42582 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68360 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 4

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68359 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42597 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68381 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42693 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42593 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42578 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 68382 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42601 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 42605 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68457 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68458 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68459 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68628 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42583 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42584 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42585 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68627 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42611 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42596 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42599 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68629 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68631 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68632 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68633 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42612 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68891 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42606 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68890 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42617 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68892 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68893 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68894 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68927 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42608 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 5

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42619 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42622 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68925 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68926 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68928 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68929 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68931 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42610 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68932 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42613 [***] [***] [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42616 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42618 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42668 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42675 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 36981 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69677 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69678 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 67468 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 69915 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36986 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36982 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42677 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42676 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42692 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] TBD [***] [***] *(8) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42696 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42698 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42700 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 36978 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42702 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42701 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 6

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Apr-2025 [***] 1 [***] 67319 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68933 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68934 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67321 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67320 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67322 [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 42624 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67323 [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67324 [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 42630 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 67325 [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 67326 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69010 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67328 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67327 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 69012 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67330 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67329 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67333 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67332 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67331 [***] [***] [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69013 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69014 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69015 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 42625 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67335 [***] [***] [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67334 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42639 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42636 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 69036 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67338 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67337 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67336 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69040 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69041 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 67339 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 7

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Jan-2026 [***] 1 [***] 67404 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69043 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69044 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67340 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67405 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42640 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42628 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67342 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67341 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67407 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67406 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69431 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69427 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69426 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67343 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67408 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 69432 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 42645 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67345 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67344 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67409 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67410 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42644 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 69006 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42643 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67346 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67411 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69008 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69007 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69009 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67347 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67412 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69011 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69016 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 42659 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67348 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 8

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67413 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 42660 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69037 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69038 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67349 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67414 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69039 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69042 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67351 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67350 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67416 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67415 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 69045 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 42663 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67352 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67417 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 42667 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 69424 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67353 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67418 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 67354 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 67355 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67357 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67356 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 69425 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 67358 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 69428 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67360 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67359 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 67361 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 67362 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 67363 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 67364 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 69429 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67366 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67365 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 9

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Nov-2027 [***] 1 [***] 69430 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 67367 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 67368 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 67369 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 67370 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67372 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67371 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 67373 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67375 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67374 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 67376 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 67377 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 67378 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 67379 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67381 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67380 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 67382 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 67383 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67385 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67384 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 67386 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67387 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67388 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 67389 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67391 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67390 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 10

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67392 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67393 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67394 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67395 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67396 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67397 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67398 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67399 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 67400 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 67401 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67403 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67402 [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Total: 307 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. *(3.2) [***] *(3.3) [***] *(4) [***] *(6) 737-8 Sub: Original Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(7) 737-7 (2023) Firm: New one hundred and sixteen (108) -7 2023 Firm A/C SWA-PA-03729-LA-2304184 *(8) 737-8 Sub: 2020 Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 Notes: (1) [***] *(3.1) [***] *(5) Substitutions: These one hundred and fifty-two (152) Aircraft were substituted into 737-8 in SA-16, SA-18, SA-19, SA-20 and SA-21, reference Letter Agreement Nos. SWA-PA-03729-LA-2103755, SWA-PA-3729-LA-2202855R2 and this Table 1B for pricing terms and conditions for these one hundred and fifty-two (152) substituted Aircraft. SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-21 Page 14

Attachment 1-A To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formu Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Jun-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 10 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] *** [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-21 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-21 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-21 Page 2

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 49 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-21 Page 3

SWA-PA-03729-LA-2202855R3 SA-21 2023 MAX Production Plan Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2202855R3 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: 2023/2024 MAX Production Plan References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft) 2) Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A) 3) Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. 737-8 Special Substitution Aircraft 1.1 [***], Boeing and Customer have agreed to the substitution of one hundred twelve (112) model 737-7 Aircraft with scheduled escalation delivery months in January 2023 through November 2024 (737-8 Special 2023/2024 Substitution Aircraft), as shown in the table immediately below and reflected in Table 1A and Table 1B to the Purchase Agreement. Escalation Delivery Month Quantity of 737-8 Special 2023/2024 Substitution Aircraft January 2023 10 February 2023 10 March 2023 10 April 2023 10

SWA-PA-03729-LA-2202855R3 SA-21 2023 MAX Production Plan Page 2 BOEING PROPRIETARY May 2023 8 June 2023 3 July 2023 5 August 2023 2 September 2023 4 October 2023 3 November 2023 4 December 2023 4 January 2024 5 February 2024 6 March 2024 8 April 2024 8 May 2024 8 June 2024 1 November 2024 3 Total 112 1.2 [***] 1.3 [***] 1.4 [***]

SWA-PA-03729-LA-2202855R3 SA-21 2023 MAX Production Plan Page 3 BOEING PROPRIETARY 2. Assignment Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in (i) this Letter Agreement and (ii) Letter Agreement No. SWA-PA- 03729-LA-2103755 are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part. 3. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ---- Very truly yours,

SWA-PA-03729-LA-2202855R3 SA-21 2023 MAX Production Plan Page 4 BOEING PROPRIETARY THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: December 19, 2023 SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens Its VP Fleet Management

rtJ--aoEING SWA-PA-03729-LA-2307230 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106471 R2 entitled "Substitute Aircraft" (Substitution Letter) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***] SWA-PA-03729-LA-2307230 [***] BOEING PROPRIETARY SA-21 Page 1

rtJ--aoEING 2. [***] 3. Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer's taking title to such 737-8 Substitute 2023 Incremental Aircraft at time of delivery and becoming the operator of such 737-8 Substitute 2023 Incremental Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. SWA-PA-03729-LA-2307230 [***] BOEING PROPRIETARY SA-21 Page 3

SWA-PA-03729-LA-2307230 SA-21 [***] Page 5 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: December 19, 2023 SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens Its VP Fleet Management